Exhibit 10.1

SECOND AMENDMENT TO THE LINE OF CREDIT AUTHORIZATION

Borrower:	Broadview Institute, Inc.	Lender:	Terry Myhre
	8147 Globe Drive		4156 Brynwood Drive
	Woodbury, MN 55125		Naples, FL 34119

This Second Amendment (“Second Amendment”) is made this 12th day of February, 2015 by and between Terry Myhre (“Lender”) and Broadview Institute, Inc. (“Borrower”).

WHEREAS Lender and Borrower are parties to that certain Line of Credit Authorization (“Authorization”) dated March 30, 2012; and to the First Amendment to the Authorization dated June 13, 2013; and

WHEREAS the parties wish to enter into this Second Amendment to amend certain provisions of the Authorization, as amended, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties agree as follows:

1.)	Effective Date. The effective date of this Amendment will be February 12, 2015.

2.)	Maturity. The due date as stated in the Authorization shall be changed to April 1, 2017.

3.)	Affirmation. Except as expressly amended hereby, the Authorization shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives on the day and year first above written.

BORROWER:	LENDER:

BROADVIEW INSTITUTE, INC.	TERRY L. MYHRE

By: _______________________	By: _______________________
Kenneth J. McCarthy, CFO	Terry L. Myhre